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                                                                    EXHIBIT 23.1

               Consent of Independent Certified Public Accountants
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As independent certified public accountants, we hereby consent to the incorporation by reference of our report dated May 15, 1996 which is included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (No. 33-51772).


                                                              GRANT THORNTON LLP




Cincinnati, Ohio,
June __, 1996